Exhibit 4.60

INDENTURE

BETWEEN

CENTRAL ILLINOIS LIGHT COMPANY

AND

BANKERS TRUST COMPANY,

as Trustee under Indenture, dated as of April 1st, 1933, between Illinois Power Company and Bankers Trust Company, as Trustee, as amended and supplemented by Indenture between the same parties, dated as of June 30th, 1933, and as supplemented and assumed by Indenture dated as of July 1st, 1933, between Central Illinois Light Company and Bankers Trust Company, as Trustee, and as amended and supplemented by Indentures between the same parties, dated as of January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949 and December 1st, 1951, respectively.

Dated as of July 1st, 1957.

INDENTURE dated as of the 1st day of July, 1957, between CENTRAL ILLINOIS LIGHT COMPANY, a corporation of the State of Illinois (hereinafter sometimes called the Company), party of the first part and BANKERS TRUST COMPANY, a corporation of the State of New York, as Trustee under the Indenture of Mortgage and Deed of Trust between Illinois Power Company and Bankers Trust Company, as Trustee, dated as of April 1st, 1933 (hereinafter sometimes called the Trustee), as amended and supplemented by Supplemental Indenture between said Illinois Power Company and said Trustee, dated as of June 30th, 1933, and as amended, supplemented and assumed by Indenture between the Company and said Trustee, dated as of July 1st, 1933, and as amended and supplemented by Indentures between the Company and said Trustee, dated as of January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949 and December 1st, 1951, respectively (said Indenture of Mortgage and Deed of Trust as amended, supplemented and assumed being hereinafter sometimes referred to as the Indenture).

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, the form of which series of bonds and of the coupons to be attached to the coupon bonds to be substantially in the forms set forth therein with such insertions, omissions and variations as the Board of Directors of the Company may determine; and

WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create a series of bonds under the Indenture to be designated as “First Mortgage Bonds, 45/8% Series due 1987” (hereinafter sometimes referred to as the “bonds of the Fifth Series”), the bonds of which series are to bear interest at the rate per annum set forth in the title thereof, are to mature July 1, 1987, and, with the interest coupons attached to the coupon bonds of such series, are to be substantially in the forms following, respectively:

[GENERAL FORM OF COUPON BOND OF THE FIFTH SERIES]

CENTRAL ILLINOIS LIGHT COMPANY
FIRST MORTGAGE BOND, 45/8% SERIES DUE 1987
Due July 1, 1987

No.	$1000

CENTRAL ILLINOIS LIGHT COMPANY, a corporation of the State of Illinois (hereinafter called the Company), for value received, hereby promises to pay to the bearer, or, if this bond be registered, to the registered owner hereof, on July 1, 1987, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y., One Thousand dollars in lawful money of the United States of America, and to pay interest thereon from July 1, 1957, at the rate of four and five-eighths per centum per annum in like dollars, payable at its office or agency on January 1 and July 1 in each year, according to the tenor of the respective coupons hereto attached and upon presentation and surrender thereof, until the Company’s obligation with respect to the payment of such principal shall have been discharged.

Until maturity such interest shall be paid only upon presentation and surrender of the interest coupons therefor hereto attached as they severally mature.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust dated as of April 1st, 1933, executed by Illinois Power Company to Bankers Trust Company, as Trustee, as amended by Supplemental Indenture dated as of June 30, 1933, as assumed by the Company and as supplemented by Indentures between the Company and the Trustee dated as of July 1st, 1933, January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949, December 1st, 1951 and July 1st, 1957 (all of which indentures are herein collectively called the Mortgage), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The principal hereof may be declared or may become due on the conditions, with the effect, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

This bond shall pass by delivery unless registered as to principal in the owner’s name at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y., and such registration noted hereon, after which no valid transfer hereof can be made, except at such office or agency, until after registered transfer to bearer, but after such registered transfer to bearer this bond shall be again transferable by delivery. Such registration, however, shall not affect the negotiability of the coupons, which shall always remain payable to bearer and transferable by delivery. The Company and the Trustee may deem and treat the bearer of this bond, and the holder of any coupon hereto appertaining, or, if this bond is registered as herein authorized, the person in whose name the same is registered, as the absolute owner for the purpose of receiving payment and for all other purposes.

As more fully provided in the Mortgage, bonds of this series are redeemable at the option of the Company as a whole or in part at any time prior to maturity, upon notice published at least once in each of four successive calendar weeks, upon any day in each such week, the first publication to be at least thirty days and not more than forty-five days prior to the date of redemption, in one newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the Borough of Manhattan, The City of New York, N. Y., at the principal amounts of the bonds so to be redeemed and accrued interest to the date of redemption, together, if redeemed otherwise than with cash deposited under the maintenance provisions of the Mortgage and otherwise than by the use of proceeds of property released pursuant to the provisions of Section 68 of the Mortgage, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Regular Redemption Premium”, and, if redeemed with cash deposited under the maintenance provisions of the Mortgage or by the use of proceeds of property released pursuant to the provisions of Section 68 of the Mortgage, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Special Redemption Premium”; provided, however, that if prior to July 1, 1962 any of the bonds of this series are redeemed, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt which has an interest rate or cost to the Company, computed in accordance with generally accepted financial practice, of less than the interest rate borne by such bonds, the Regular Redemption Premium payable upon the redemption of such bonds shall be increased by an amount equal to 2.70% of the principal amount thereof:

	Regular	Special
	Redemption	Redemption
	Premium	Premium
	(If redeemed prior to July 1 of the
	calendar year stated and subsequent
	to the last day of June of the calendar
Year	year next preceding such year)
1958	5.80%	.80%
1959	5.60%	.80%
1960	5.40%	.80%
1961	5.20%	.80%
1962	5.00%	.80%
1963	4.80%	.80%
1964	4.60%	.80%
1965	4.40%	.78%
1966	4.20%	.76%
1967	4.00%	.74%
1968	3.80%	.72%
1969	3.60%	.70%
1970	3.40%	.68%
1971	3.20%	.65%
1972	3.00%	.62%
1973	2.80%	.60%
1974	2.60%	.57%
1975	2.40%	.54%
1976	2.20%	.51%
1977	2.00%	.48%

	Regular	Special
	Redemption	Redemption
	Premium	Premium
	(If redeemed prior to July 1 of the
	calendar year stated and subsequent
	to the last day of June of the calendar
Year	year next preceding such year)
1978	1.80%	.44%
1979	1.60%	.41%
1980	1.40%	.37%
1981	1.20%	.33%
1982	1.00%	.29%
1983	.80%	.25%
1984	.60%	.20%
1985	.40%	.16%
1986	.20%	.11%

and without premium in either case if redeemed on or after July 1, 1986.

Coupon bonds of this series are issuable in the denomination of $1000 and registered bonds without coupons in denominations of $1000 and authorized multiples of $1000. In the manner and upon payment of the charges prescribed in the Mortgage, coupon bonds of this series, with all unmatured coupons attached and registered bonds without coupons of this series of authorized denominations, for like aggregate principal amounts, are interchangeable, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal office in the Borough of Manhattan, The City of New York, N. Y.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

This bond shall not become obligatory until Bankers Trust Company, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, CENTRAL ILLINOIS LIGHT COMPANY has caused this bond to be signed in its name by its President or a Vice-President by a fac-simile of his signature and a fac-simile of its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary by a fac-simile of his signature, and interest coupons bearing the fac-simile signature of its Treasurer to be attached hereto, as of July 1, 1957.

CENTRAL ILLINOIS LIGHT COMPANY

By
President.

Attest:

Secretary.

[GENERAL FORM OF COUPON]

No.	$

On                              , CENTRAL ILLINOIS LIGHT COMPANY will pay to bearer, at its office or agency in the Borough of Manhattan, The City of New York, N. Y., the amount shown hereon in lawful money of the United States of America as specified in its First Mortgage Bond of the series designated below, No.                    , being six months’ interest then due on said bond.

This coupon shall be treated as negotiable and will not be payable if said bond shall have been called for previous redemption and provision duly made for payment of the redemption price thereof. 45/8% Series due 1987.

Treasurer.

The amount to be inserted in coupons due on January 1 in each year shall be $23.13; the amount to be inserted in coupons due on July 1 in each year shall be $23.12.

[GENERAL FORM OF FULLY REGISTERED BOND OF THE FIFTH SERIES]

CENTRAL ILLINOIS LIGHT COMPANY

FIRST MORTGAGE BOND, 45/8% SERIES DUE 1987

Due July 1, 1987

No.	$

CENTRAL ILLINOIS LIGHT COMPANY, a corporation of the State of Illinois (hereinafter called the Company), for value received, hereby promises to pay to                                                                 or registered assigns, on July 1, 1987, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y.,                                            dollars in lawful money of the United States of America, and to pay to the registered owner hereof interest thereon from the interest day (January 1 or July 1) next preceding the date of this bond, at the rate of four and five-eighths per centum per annum in like dollars, payable at its office or agency on January 1 and July 1 in each year, until the Company’s obligation with respect to the payment of such principal shall have been discharged.

This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture of Mortgage and Deed of Trust dated as of April 1st, 1933, executed by Illinois Power Company to Bankers Trust Company, as Trustee, as amended by Supplemental Indenture dated as of June 30, 1933, as assumed by the Company and as supplemented by Indentures between the Company and the Trustee dated as of July 1st, 1933, January 1st, 1935, April 1st, 1936, April 1st, 1940, December 1st, 1949, December 1st, 1951 and July 1st, 1957 (all of which indentures are herein collectively called the Mortgage), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

The principal hereof may be declared or may become due on the conditions, with the effect, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

As more fully provided in the Mortgage, bonds of this series are redeemable at the option of the Company as a whole or in part at any time prior to maturity, upon notice published at least once in each of four successive calendar weeks, upon any day in each such week, the first publication to be at least thirty days and not more than forty-five days prior to the date of redemption, in one newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the Borough of Manhattan, The City of New York, N. Y., at the principal amounts of the bonds so to be redeemed and accrued interest to the date of redemption, together, if redeemed otherwise than with cash deposited under the maintenance provisions of the Mortgage and otherwise than by the use of proceeds of property released pursuant to the provisions of Section 68 of the Mortgage, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Regular Redemption Premium”, and, if redeemed with cash deposited under the maintenance provisions of the Mortgage or by the use of proceeds of property released pursuant to the provisions of Section 68 of the Mortgage, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Special Redemption Premium”; provided, however, that if prior to July 1, 1962 any of the bonds of this series are redeemed, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt which has an interest rate or cost to the Company, computed in accordance with generally accepted financial practice, of less than the interest rate borne by such bonds, the Regular Redemption Premium payable upon the redemption of such bonds shall be increased by an amount equal to 2.70% of the principal amount thereof:

	Regular	Special
	Redemption	Redemption
	Premium	Premium
	(If redeemed prior to July 1 of the
	calendar year stated and subsequent
	to the last day of June of the calendar
Year	year next preceding such year)
1958	5.80%	.80%
1959	5.60%	.80%
1960	5.40%	.80%
1961	5.20%	.80%
1962	5.00%	.80%
1963	4.80%	.80%
1964	4.60%	.80%
1965	4.40%	.78%
1966	4.20%	.76%
1967	4.00%	.74%
1968	3.80%	.72%
1969	3.60%	.70%
1970	3.40%	.68%
1971	3.20%	.65%
1972	3.00%	.62%
1973	2.80%	.60%
1974	2.60%	.57%
1975	2.40%	.54%
1976	2.20%	.51%
1977	2.00%	.48%
1978	1.80%	.44%
1979	1.60%	.41%
1980	1.40%	.37%
1981	1.20%	.33%
1982	1.00%	.29%
1983	.80%	.25%
1984	.60%	.20%
1985	.40%	.16%
1986	.20%	.11%

and without premium in either case if redeemed on or after July 1, 1986.

Coupon bonds of this series are issuable in the denomination of $1000 and registered bonds without coupons in denominations of $1000 and authorized multiples of $1000. In the manner and upon payment of the charges prescribed in the Mortgage, coupon bonds of this series, with all unmatured coupons attached and registered bonds without coupons of this series of authorized denominations, for like aggregate principal amounts, are interchangeable, upon presentation and surrender thereof, for cancellation, to the Trustee at its principal office in the Borough of Manhattan, The City of New York, N. Y.

This bond is transferable as prescribed in the Mortgage by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y., upon surrender and cancellation of this bond, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange therefor as provided in the Mortgage, and upon payment, if the Company shall require it, of the transfer charges therein prescribed. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes.

No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

This bond shall not become obligatory until Bankers Trust Company, the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

IN WITNESS WHEREOF, CENTRAL ILLINOIS LIGHT COMPANY has caused this bond to be signed in its name by its President or a Vice-President by a fac-simile of his signature and a fac-simile of its corporate seal to be printed hereon, attested by its Secretary or an Assistant Secretary by a fac-simile of his signature, on

CENTRAL ILLINOIS LIGHT COMPANY

By
President.
Attest:

Secretary.

[FORM OF TRUSTEE’S CERTIFICATE]

This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.

BANKERS TRUST COMPANY,
as Trustee,

By
Assistant Secretary.

and

WHEREAS, all things necessary to make the bonds of the Fifth Series, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Indenture have in all respects been duly authorized; and

WHEREAS, the Company and the Trustee deem it advisable to enter into this Supplemental Indenture for the purpose of describing the bonds of the Fifth Series, and of providing the terms and conditions of redemption thereof;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH : That Central Illinois Light Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders or registered owners thereof, and in order to secure the payment both of the principal and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all of the provisions of the Indenture, as supplemented by this Supplemental Indenture and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto Bankers Trust Company, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the following described properties of the Company located in the counties of Fulton, Logan, Marshall, Mason, Peoria, Sangamon, Stark, Tazewell and Woodford in the State of Illinois, that is to say:

A.    REAL ESTATE IN FULTON COUNTY

Part of the West Half of the Northeast Quarter of Section 2 in Township 8 North, Range 4 East of the Fourth Principal Meridian, described as beginning at the intersection of the North right-of-way line of State Bond Issue Route 97 (State Route 116) and the Easterly right-of-way line of the Chicago, Burlington & Quincy Railroad, measure thence East along the North line of said State Bond

Issue Route 97 (State Route 116) 400 feet; thence North 400 feet; thence West to the East line of said C.B.&Q. Railroad; thence Southerly along said East line to the point of beginning.

B.    REAL ESTATE IN LOGAN COUNTY

Also 18 feet of even width off of the Southwesterly side of Lot 5 and all of Lot 6 in Block Number 2 in the Original Town, now Village, of Elkhart.

Also a parcel of land situated in the East Half of the Northeast Quarter of Section 36, Township 20 North, Range 3 West of Third Principal Meridian, described as beginning at the intersection of the center line of the single main track of the Illinois Traction, Inc. with the center line of the single main track of the Illinois Central R.R. as now located over and across said Section 36; thence Northeasterly along the center line of the tangent track produced Northeasterly, of said single main track of said Illinois Traction, Inc. 268 feet to a point; thence Northwesterly for a distance of 13 feet to the point of beginning, making an angle of 97° 06’ “being measured in a Southwesterly direction”, with the said center line of said single main track, produced of said Illinois Traction, Inc.; thence Southwesterly making an angle of 90°, 83.5’; thence Northwesterly at right angles 33 feet; thence Northeasterly at right angles 83.5 feet; thence Southeasterly at right angles 33 feet to the point of beginning.

C.    REAL ESTATE IN MARSHALL COUNTY

Also South 100 feet of the East 131 feet of the Northwest Quarter of Section 21, Township 13 North, Range 8 East of the Fourth Principal Meridian.

Also Lots 200, 201, 202, and 203, in B. Lombard’s Railroad Addition to the City of Henry.

Also Lots 1, 2, 3, 4, 5, 6, 7, and 8 in Block 9, together with the alley now vacated in said Block, all in the City of Lacon.

Also South 6 feet of Lot 4 and the North 60 feet of Lot 5 in Block 7 in the City of Lacon.

Also Lot 2 (except that part of Lot 2 described as: beginning at the Southwest corner of the intersection of Sixth Street and Broad Street in the City of Lacon; thence South along the West line of Broad Street, 66 feet; thence West 80 feet; thence North 66 feet to the South line of Sixth Street; thence East along the South line of Sixth Street, 80 feet to the place of beginning,) in Block 27 in the Addition to the Town of Lacon in the Southwest Quarter of the Southwest Quarter of Section 25, Township 30 North, Range 3 West of the Third Principal Meridian.

Also part of Lots 6 and 7 described as beginning at a point on the North line of Fifth Street, 22 feet East of the Southwest corner of Lot 7 aforesaid; thence North on a line parallel with Broad Street, 132 feet to the North line of said Lot 6; thence East on the North line of said lot, 19 feet; thence South on a line parallel with Broad Street, 132 feet to the South line of said Lot 7; thence West on the North line of Fifth Street, 19 feet to the place of beginning in Block 27 in The Addition to the Town of Lacon, in the Southwest Quarter of the Southwest Quarter of Section 25, Township 30 North, Range 3 West of the Third Principal Meridian.

Also West 22 feet of Lots 6 and 7 in Block 27 in The Addition to the Town of Lacon, in the Southwest Quarter of the Southwest Quarter of Section 25, Township 30 North, Range 3 West of the Third Principal Meridian.

Also West 52 feet of Lot 3 in Block 27 in the City of Lacon.

Also parcel of land in the Southwest corner of the Southeast Quarter of Section 11, Township 12 North, Range 9 East of the Fourth Principal Meridian, beginning at the Southwest corner of the Southeast Quarter of said Section; thence East 116.16 feet, more or less, to the West line of the Peoria and Bureau Valley Railroad lands; thence North 11 degrees East magnetic along the West line of said Railroad lands 363.66 feet; thence Westerly 211.27 feet to a point on the West line of said Quarter Section which is 363.66 feet North of the point of beginning; thence Southerly to the point of beginning (except that part beginning at a point in the North and South center section line of said Section, which is 363.66 feet North of the Southwest corner of the Southeast Quarter of said Section; thence Easterly 211.27 feet to a point in the Westerly line of the Peoria and Bureau Valley Railroad lands, which is 363.66 feet Northerly of the South section line of said Section, measured along the Westerly line of said Railroad lands; thence Southerly along the Westerly line of said Railroad lands, 94.4 feet; thence Westerly to a point on the North and South center section line of said Section which is 82.34 feet South of the point of beginning; thence North to the point of beginning).

Also parcel of land in the Southwest Quarter of Section 11, Township 12 North, Range 9 East of the Fourth Principal Meridian, described as beginning at the Southeast corner of the Southwest Quarter of said Section; thence North along the North and South center section line of said Section 165 feet; thence West at right angles to said North and South center section line 176 feet, more or less, to the East line of Second Street, of the Village of Sparland; thence Southerly along said East street line 167 feet, more or less, to the South section line of said Section; thence East along said section line 155 feet, more or less, to the point of beginning.

Also South 66 feet of Lot 10 in the Sparland Coal Company’s Second Addition to the Town, now Village of Sparland, in the Southeast Quarter of the Southwest Quarter of Section 11, Township 12 North, Range 9 East of the Fourth Principal Meridian.

Also North 133 feet of that portion of the Northwest Quarter of Section 33, Township 30 North, Range 1 West of the Third Principal Meridian, lying Easterly of The Chicago and Alton Railroad Company right-of-way.

D.    REAL ESTATE IN MASON COUNTY

Also a part of the Northeast Quarter of the Northwest Quarter of Section 36, Township 20 North, Range 5 West of the Third Principal Meridian, described as beginning at the Northeast corner of the Northwest Quarter of said Section 36 and running thence North 89° 23’ West 104.21 feet; thence South parallel to the North and South center line of said Section 36 a distance of 209.0 feet; thence South 89° 23’ East 104.21 feet to the North and South center line of said Section 36; thence North along said center line 209 feet to the place of beginning.

E.    REAL ESTATE IN PEORIA COUNTY

Also Lots 1, 2, 3, and 4 in Block 1 in Lewis’ addition to the City of Peoria.

Also part of the Southwest Quarter of the Southeast Quarter of Section 19, Township 9 North, Range 8 East of the Fourth Principal Meridian, described as beginning at a point on the South line of said Quarter Section, 120 feet East of the Southwest corner of said Quarter; thence East along said South line of said Quarter Section 211.29 feet; thence at right angles North 120 feet; thence at right angles West 212.02 feet; thence South 0° 21’ East, 120 feet to the place of beginning.

Also part of the Northwest Quarter of the Northeast Quarter of Section 30, Township 9 North, Range 8 East of the Fourth Principal Meridian described as beginning at a stone in the Northwest corner of the Northeast Quarter of Section 30, measure South along West line of said Northeast Quarter 150 feet; thence East parallel with the North line of said Northeast Quarter to a point in the Easterly right-of-way line of State Aid Highway Route Number 33 (Hamilton Road) as the place of beginning; thence continuing Eastwardly parallel with and 150 feet South of said North line of the Northeast Quarter measure 300 feet to a point; thence North at right angles 150 feet to said North line of the Northeast Quarter; thence Westwardly along said North line of the Northeast Quarter to the Easterly right-of-way line of said State Aid Highway Route Number 33 (Hamilton Road); thence Southwardly along said right-of-way line to the place of beginning.

Also part of Lot 16 in Glen Elm, a subdivision of part of Lot 2 and 3 of a subdivision of part of the Northeast Quarter of Section 21, Township 9 North, Range 8 East of the Fourth Principal Meridian, described as beginning at the intersection of the North line of said Lot 16 and the right-of-way of the Chicago, Rock Island & Pacific Railroad and running thence Southeasterly along said right-of-way line 29.1 feet to the Southeasterly line of said Lot 16; thence Southwesterly along said lot line 20 feet; thence at right angles Northwesterly to the North line of said lot; thence East along said North line to the place of beginning.

Also part of Lot 22 in Doll’s Subdivision, a subdivision of the Northeast Quarter of Section 17 and part of the Northwest Quarter of Section 16, Township 9 North, Range 8 East of the Fourth Principal Meridian, described as beginning at the intersection of the East line of said Lot 22 and the North line of Northmoor Road and running thence West along the North line of Northmoor Road 70 feet; thence North parallel to the East line of said lot 150 feet thence East parallel to the North line of Northmoor Road 70 feet to the East line of said lot; thence South along the East line of said lot 150 feet to the place of beginning.

Also Lots Numbers 1 through 7 inclusive in Block 3 in Glenwood, a Subdivision of part of the South Half of Section 26 in Township 9 North, Range 8 East of the Fourth Principal Meridian in the City of Peoria.

Also Lot 17 in Block 1 in Lewis’ Addition to the City of Peoria.

Also part of Lot 10 in Block 18 of Berrians Addition to the City of Peoria described as beginning at the Southeast corner of said lot; running thence North 20 feet along West line of alley; thence West 10 feet parallel to South line of said lot; thence South 20 feet to South line of said lot; thence East along South line of said lot 10 feet to the place of beginning.

Also part of Lot 6 in Woodlawn Place, a subdivision of the South Half of the Southeast Quarter of Section 21, Township 9 North, Range 8 East of the Fourth Principal Meridian, described as beginning at a point on the North line of said Lot 6, 125 feet East of the intersection of the North line of said lot and the East line of Knoxville Avenue and running thence East on the North line of said Lot 6,

200 feet; thence South to the South line of said Lot 6 ; thence West on the South line of said Lot 6, 200 feet; thence North to the place of beginning.

Also Lot 3, Block 3 in Culver and Edwards Addition to the City of Peoria.

Also part of the Southeast Quarter of the Northwest Quarter and a part of the Southwest Quarter of the Northeast Quarter of Section 19, Township 8 North, Range 8 East of the Fourth Principal Meridian, bounded and described as beginning on the Southeasterly line of South Adams Street at a point 28.5 feet Southwesterly from the intersection of the North and South center line of said Section 19 and the Southeasterly line of South Adams Street; running thence Southeasterly at right angles to South Adams Street 162.7 feet more or less to the Southeasterly line of the strip of land conveyed by the Chicago and Northwestern Railway Company to Edwin M. Neal by quit claim deed dated April 21, 1952, and filed for record in the Peoria County Recorder’s office in Book 899 at Page 289 ; thence Southwesterly along the Southeasterly line of said strip of land to a point 65 feet measured at right angles from the first described line; thence Northwesterly parallel to and 65 feet distant from first described line to the Southeasterly line of South Adams Street; thence Northeasterly along the Southeasterly line of South Adams Street to the place of beginning.

Also part of the Southeast Quarter of Section 27, Township 10 North, Range 8 East of the Fourth Principal Meridian, described as beginning at a point on the Easterly line of Wheaton Street in Mossville Station at the intersection of said Easterly line of Wheaton Street with the Southerly line of Wolcott Street extended; thence South 19° 52’ West along the Easterly line of said Wheaton Street a distance of 84.97 feet; thence due East 156 feet; thence North 19° 52’ East and parallel with the Easterly line of said Wheaton Street to the Southerly line of said Wolcott Street extended a distance of 31.71 feet; thence North 70° 0’ West along the Southerly line of said Wolcott Street extended a distance of 146.72 feet to the point of beginning.

Also Outlot “A” in Hauk Subdivision in the Northeast Quarter of Section 1, in Township 8 North, Range 7 East of the Fourth Principal Meridian.

Also part of the Southeast Quarter of Section 20, Township 9 North, Range 8 East of Fourth Principal Meridian, bounded and described as beginning at a point on the North line of Lake Avenue, which point is 40 feet North and 340 feet West of the Southeast corner of the Southeast Quarter of said Section 20; thence West along the North line of Lake Avenue, 85 feet; thence at right angles North, 110 feet; thence at right angles East 85 feet; thence at right angles South, 110 feet to the place of beginning.

Also part of the West Half of the Southwest Quarter of Section 26, Township 8 North, Range 7 East of the Fourth Principal Meridian, described as beginning at the Northeast corner of the West Half of the Southwest Quarter of Section 26, measure South 195 feet; thence West 69.7 feet; thence North 195 feet; thence East 69.7 feet to the place of beginning.

Also Lot 2 in Block 6 of Reservoir Heights, a subdivision in the Southeast Quarter of Section 27, Township 9 North, Range 8 East of the Fourth Principal Meridian.

Also Lot 1 in Block 3 of Culver and Edwards Addition to the City of Peoria.

Also Lots 11 and 12 in Geiger’s Subdivision of Lot 10 in Geiger’s Subdivision of part of the Northwest Quarter of the Northeast Quarter of Section 32, Township 9 North, Range 8 East of the Fourth Principal Meridian.

Also North 150 feet of the West 200 feet of the South Half of the Northwest Quarter of Section 8, Township 9 North, Range 8 East of the Fourth Principal Meridian.

Also Lots 65 and 66 in Edgemere Heights, a subdivision of the Southeast Quarter of Section 29, Township 9 North, Range 8 East of the Fourth Principal Meridian.

Also the Westerly 100 feet of even width of the Northerly 228 feet of Lot 6 in Pierson Heights, a subdivision in the Northwest Quarter of Section 6, Township 8 North, Range 8 East of the Fourth Principal Meridian.

Also part of the Southwest Quarter of Section 29, Township 9 North, Range 8 East of the Fourth Principal Meridian, described as beginning at a point in the South line of said Southwest Quarter of Section 29, and being in the center line of West Forrest Hill Avenue, which is 970 feet West of the Southeast corner of said Quarter section, said Southeast corner of said Southwest Quarter of Section 29 being at the intersection of the center lines of University Avenue and West Forrest Hill Avenue; running thence North, at right angles, and parallel with University Avenue, a distance of 33 feet, to a pipe set on the North line of said West Forrest Hill Avenue as the Southeast corner of the tract hereby conveyed, and being the place of beginning of the tract hereby conveyed: thence continuing North and paralled with University Avenue, a distance of 120 feet, to a pipe set for the Northeast corner of the tract hereby conveyed; thence West, at right angles, a distance of 100 feet, to a pipe set for the Northwest corner of the tract hereby conveyed; thence South, at right angles, a distance of 120 feet, to a pipe set in the North line of West Forrest Hill Avenue, for the Southwest corner of the tract hereby conveyed; thence East, at right angles, and along said North line of West Forrest Hill Avenue, a distance of 100 feet, to the place of beginning.

Also Lots 1, 2, and 3 in Mullen Manor, a Subdivision of part of the East Half of the Southwest Quarter of Section 20, Township 11 North, Range 9 East of the Fourth Principal Meridian.

Also Lot 6 in Block 130 in Birket’s Second Addition to the City of Peoria.

Also Lots 22 and 23, Block 3, Glenwood Subdivision in the City of Peoria.

Also part of the Southwest Quarter of the Southeast Quarter of Section 19, Township 9 North, Range 8 East of the Fourth Principal Meridian, described as beginning at a stone marking the South Quarter corner of said Section 19; thence North along the North and South center line of said Section 19 a distance of 120 feet to a point; thence East and parallel with the South line of said Section 19, a distance of 14.14 feet to a pipe marking the Easterly right-of-way line of State Aid Route 33, (Hamilton Road), said pipe also being the place of beginning; continuing thence East and parallel with the South line of said Section 19, and along the Northerly line of property previously conveyed to the Central Illinois Light Company, a distance of 317.88 feet to a pipe; thence North at right angles and perpendicular to the South line of said Section 19, a distance of 100 feet to a pipe; thence West and parallel to the South line of said Section 19, a distance of 322.71 feet to a pipe marking the Easterly right-of-way line of said State Aid Route 33; thence Southerly along the Easterly right-of-way line of said State Aid Route 33, a distance of 100.09 feet to the place of beginning.

Also part of the Northwest Quarter of Section 21, Township 11 North, Range 9 East of the Fourth Principal Meridian, described as beginning at the Southwest corner of the Northwest Quarter of Section 21 and running thence North along the West line of said Quarter Section 1510.08 feet to the South line of Wood Street; thence Easterly along the South line of Wood Street to its intersection with the Westerly right-of-way line of the Chicago, Rock Island & Pacific Railway Company for a place of beginning; thence Southwesterly along said Westerly right-of-way line 171.9 feet; thence Westerly parallel with the South line of Wood Street 40.385 feet; thence Northerly 162.5 feet to a point in the South line of Wood Street 95 feet West of the Westerly right-of-way line of said Railway; thence Easterly along said Southerly line of Wood Street to the place of beginning.

Also parcel of land in the Southwest Quarter of Section 17, Township 11 North, Range 9 East of the Fourth Principal Meridian, described as beginning at the intersection of the East line of the Southwest Quarter of said Section 17 with the Northerly right-of-way line of the Atchison, Topeka and Santa Fe Railway Co. thence Northerly at right angles to the Northerly right-of-way line of said Railway Company 100 feet; thence Westerly parallel to the Northerly right-of-way line of said Railway Company 135 feet, more or less, to the center line of a public highway; thence Southeasterly along the center line of said public highway to the Northerly right-of-way line of said Railway Company (extended across said public highway); thence Easterly along the Northerly right-of-way line of said Railway Company (and said right-of-way line extended across said public highway) 98 feet, more or less, to the point of beginning.

Also Lot 11 in Romance Farms, a part of Lot 3 and Lot 5 of Underhill’s Subdivision of Rome Farms, in Sections 5, 6 and 7, Township 10 North, Range 9 East of the Fourth Principal Meridian.

F.    REAL ESTATE IN SANGAMON COUNTY

Also Lots 14, 15 and 16 in Block 20 of East Iles’ Addition to the City of Springfield.

Also the Easterly 56 feet of Lot 21 in Leland Addition as platted and recorded in Book 13 of plats at Page 26 in the office of recorder of deeds, described as beginning at the Northwest corner of the Easterly 56 feet of Lot 21, in Leland Addition; thence South along the West line of the Easterly 56 feet of said lot to a point 5 feet North of the Southwest corner of said Easterly 56 feet of said lot; thence East on a line parallel with and 5 feet distant from the South line of said lot, 33 feet; thence North parallel with the West line of said Easterly 56 feet of said lot, 30 feet; thence West parallel with the South line of said lot to a point 8 feet East of the West line of said Easterly 56 feet of said lot; thence North parallel with and 8 feet distant from the West line of said Easterly 56 feet of said lot to the North line of said Lot 21; thence West along the North line of said Lot 21 to the place of beginning.

Also West 140 feet of the North 100 feet of the West Half of the Southwest Quarter of Section 12, Township 15 North, Range 5 West of the Third Principal Meridian.

Also part of the Southwest Quarter of the Southeast Quarter of Section 25, Township 16 North, Range 5 West of the Third Principal Meridian, bounded and described as beginning at a point 50 feet East and 30.5 feet North of the Southwest corner of said Quarter Quarter Section and thence North 1°47’ East 50 feet to a right-of-way stone in the East line of the right-of-way of U.S. Bypass 66, thence North 1°47’ East along the East line of said right-of-way 140 feet to an iron pin in the East line of said right-of-way, thence East parallel to the South line of said Quarter Quarter Section 84 feet as the point of beginning; thence East parallel to the South line of said Quarter Quarter Section 16 feet to an iron pin, thence South 1°47’ West parallel to the East line of said right-of-way 16 feet, thence West parallel to the South line of said Quarter Quarter Section 16 feet, thence North parallel to the East line of said right-of-way 16 feet to the North East corner of tract conveyed to Phillip’s Petroleum under deed recorded in Book 471 Page 236.

Also Lot 347 in Spaulding’s Capital Park Addition to the City of Springfield.

Also part of the West 200 feet of the East 600 feet of Lot 165 in Wanless’ Ridgewood Addition to the City of Springfield, described as beginning at a point on the East line 75 feet South of the North line and thence running in a Westerly direction parallel with the North line a distance of 100 feet, thence running in a Southerly direction parallel with the East line a distance of 40 feet, thence running in an Easterly direction parallel with the North line of a distance of 100 feet, more or less, to the East line, thence running in a Northerly direction along the East line to the point of beginning.

Also part of Lot 84, Pierik Place, bounded and described as beginning at an iron pin at the Northeast corner of said lot and running thence South, along the East line of said lot, 115 feet to an iron pin; thence West, parallel with the South line of said lot, 392.90 feet more or less, to an iron pin in the Northwesterly line of said lot; thence Northeastwardly, along the Northwesterly line of said lot, 408.74 feet, more or less, to the place of beginning.

Also South 60 feet of Lot 14 in Block 2 of Edwin A. Wilson’s Capital Subdivision in the City of Springfield.

Also part of the East 40 feet of the West 80 feet of the East Half of the Northwest Quarter of Section 35, Township 16 North, Range 5 West of the Third Principal Meridian, lying South of the North line of the above tract extended West, and North of the North line of Jackson Street in the City of Springfield.

Also part of the Northeast Quarter of the Southwest Quarter of Section 10, Township 15 North, Range 4 West of the Third Principal Meridian, described as beginning at an iron pin in the South line of said Quarter Quarter Section, which iron pin is 23.30 feet West of a stone at the Southeast corner of said Quarter Quarter Section, thence running West along the South line of said Quarter Quarter Section 150 feet to an iron pin; thence running North, parallel with the East line of said Quarter Quarter Section, 125 feet to an iron pipe; thence running East, parallel with the South line of said Quarter Quarter Section, 150 feet to an iron pin which is 23.30 feet West of the East line of said Quarter Quarter Section and 125 feet North of the place of beginning; thence running South, parallel to the East line of said Quarter Quarter Section, 125 feet to the place of beginning.

Also part of Lot 7, Block 8 in the Original Town of Chatham, described as beginning at the Southwest corner of Lot 7; thence North along the West line of said lot a distance of 20 feet; thence East 75 feet; thence South 20 feet to the South line of said lot; thence West along the South line of said lot 75 feet to the place of beginning.

Also part of Lot 8, Block 8 in the Original Town of Chatham, described as beginning at the Northwest corner of Lot 8; thence East along the North line of said lot a distance of 75 feet; thence South 20 feet; thence West 75 feet to the West line of said lot; thence North along the West line of said lot a distance of 20 feet to the place of beginning.

Also part of Lot 26 in Pierik Place located in the Southeast Quarter of the Southeast Quarter of Section 8, Township 15 North, Range 5 West of the Third Principal Meridian, described as beginning at a point which is 28 feet North and 45 feet West of the Southeast corner of said Section 8; thence West, parallel with the South line of said Section, a distance of 84 feet; thence North at right angles 34 feet; thence East at right angles 84 feet; thence South at right angles 34 feet to the point of beginning.

Also a parcel of land lying in the Southeast Quarter of Section 35, Township 16 North, Range 5 West of the Third Principal Meridian, described as beginning at a point in the North right-of-way line of the Illinois Traction, Inc. (Springfield Belt Line) as described in deed from H. C. Reutsch to the Springfield Belt Railway, dated March 1, 1907, and recorded in Book 130, page 252, said point of beginning being also 19.1 feet Southeasterly measured along the said North right-of-way line from the intersection of said North right-of-way line with the center line of the single main track of the Illinois Traction, Inc. (Springfield Belt Line), said point of intersection being also 132.85 feet Northeasterly measured along the said center line of said single main track from the intersection of said center line of said single main track with the South line of Section 35, Township 16 North, Range 5 West of the Third Principal Meridian; thence Southeasterly along said North right-of-way line 57 feet; thence Southwesterly at right angles 34 feet; thence Northwesterly at right angles 57 feet; thence Northeasterly at right angles 34 feet to the point of beginning.

Also a parcel of land lying in the Southwest Quarter of the Southeast Quarter of Section 1, Township 16 North, Range 5 West of the Third Principal Meridian, described as beginning at a point 666 feet North of and 44.2 feet East of the Southwest corner of the Southeast Quarter of Section 1, Township 16 North, Range Five West of the Third Principal Meridian; said point of beginning being also 11 feet Southeasterly from, measured at right angles to the center line of the Ridgely Junction Line of the Illinois Traction, Inc.; thence in a Northeasterly direction 11 feet from and parallel to the center line of the said Ridgely Junction Line for a distance of 119.7 feet; thence in a Southeasterly direction and at right angles to the said center line of the Ridgely Junction Line for a distance of 29.05 feet; thence in a Southwesterly direction for a distance of 120.3 feet to a point which is 39.8 feet Southeasterly from the point of beginning, being measured at right angles to the center line of said Ridgely Junction Line; thence in a Northwesterly direction for a distance of 39.8 feet to the point of beginning.

Also a triangular parcel of land located in the Southeast Quarter of the Northeast Quarter of Section 8, Township 17 North, Range Four West of the Third Principal Meridian, described as beginning at a point 30 feet West of the East line of the Southeast Quarter of the Northeast Quarter of said Section 8, said point of beginning also being 25.2 feet Southeasterly from the center line of the single main track of Illinois Traction, Inc. as now located, measured at right angles thereto; thence South parallel with and 30 feet West of the East line of said Southeast Quarter of the Northeast Quarter of said Section 8, 240 feet; thence West at right angles to the last described line 166.5 feet to a point in the Easterly line of the right-of-way of Illinois Traction, Inc. as described in deed from John Nanson (widower) to the Springfield & Northeastern Traction Company (a corporation) dated February 12, 1909, and filed April 1st, 1909, in Book 214, Page 481 of Deeds; thence Northeasterly along the aforesaid right-of-way line being parallel with and 25.2 feet Southeasterly from, measured at right angles to, the center line of said single track, 292.2 feet to the point of beginning.

G.    REAL ESTATE IN STARK COUNTY

Also part of the Southeast Quarter of the Southeast Quarter of Section 26 and part of the Southwest Quarter of the Southwest Quarter of Section 25 all in Valley Township, Township 12 North, Range 7 East of the Fourth Principal Meridian, bounded and described as beginning at a pipe which is 2,601.7 feet West and 2,513 feet South of the center of said Section 25, said pipe being located along the Westerly right-of-way line of Public Road, also said point being the place of beginning of tract of land to be described; thence South along said Westerly right-of-way line a distance of 175 feet to a pipe which is on the North right-of-way line of State Aid Route 3; thence West along the Northerly right-of-way line of said State Aid Route 3 a distance of 175 feet to a pipe; thence North and parallel with the Westerly line of said Public Road a distance of 175 feet to a pipe; thence East and parallel with the North right-of-way line of said State Aid Route 3 a distance of 175 feet to the place of beginning.

Also part of the Southeast Quarter of Section 23, Township 14 North, Range 7 East of the Fourth Principal Meridian, described as beginning at the Southeast corner of said Section 23; thence North along the section line 1275.6 feet to a point, being the place of beginning; thence continuing North along said Section line 75 feet to a point; thence South 89° 36’ West 133 feet to a three-quarter inch iron rod; thence South parallel with the East line of said Section, 75 feet to a three-quarter inch iron rod; thence North 89° 36’ East 133 feet to the place of beginning.

Also Lot 1 in Block 8 in Henderson and Whitaker’s Addition to the City of Toulon, in Section 19, Township 13 North, Range 6 East of the Fourth Principal Meridian, together with the North half of the vacated alley adjoining said Lot 1.

Also part of Block 1 of Giles C. Dana’s Addition to the Town (now City) of Wyoming, in the Northwest Quarter of Section 1, Township 12 North, Range 6 East of the Fourth Principal Meridian, described as beginning at a point 200 feet South of the Northeast corner of said Block 1 and running thence West 60 feet; thence North 38 feet; thence East 60 feet; thence South to the point of beginning; also beginning 200 feet South of the Northeast corner of said Block 1; running thence South 12 feet; thence West 60 feet; thence North 12 feet; thence East 60 feet to the point of beginning; also beginning at the Southeast corner of said Block 1; thence North along the East line of said Block 1 to a point 212 feet South of the Northeast corner of said Block 1 and running thence West 60 feet; thence North 50 feet; thence West parallel with the South line of said Block 1 a distance of 40 feet; thence South to a point in the South line of said Block 1 which is 100 feet West of the point of beginning; thence East to the point of beginning.

H.    REAL ESTATE IN TAZEWELL COUNTY

Also part of the Northeast Quarter of the Southwest Quarter of Section 7, Township 25 North, Range 4 West of the Third Principal Meridian, described as beginning at a point 591 feet West and 18.38 feet South of the center of said Section 7; thence South 0° 03’ East 150 feet; thence East 200 feet; thence North 0° 03’ West 150 feet to a point 18.38 feet South of the East and West center line of said Section 7; thence West along the South side of the public road and parallel to said center line 200 feet to the point of beginning.

Also 2 rods of even width off the West side of Sublot “A” of Lot 1 of the Northeast Quarter of Section 3, Township 25 North, Range 4 West of the Third Principal Meridian, except that part conveyed to John Rohde and wife and recorded in Volume 313, at Page 403 in the recorder’s records.

Also part of the Northwest Quarter of the Northwest Quarter of Section 16, Township 25 North, Range 4 West of the Third Principal Meridian, described as beginning at the Northwest corner of said Section 16, being the intersection of the center lines of Muller Road and Cole Hollow Road; thence South along the West line of said Section 16, a distance of 521 feet; thence East 22 feet to a pipe on the East line of said Cole Hollow Road, the place of beginning of tract to be described; thence continuing East 50 feet to a pipe; thence South 20 feet to a pipe; thence West 50 feet to a pipe on the East side of Cole Hollow Road; thence North along the East side of Cole Hollow Road a distance of 20 feet to the place of beginning.

Also part of the Northwest Quarter of the Northwest Quarter of Section 23, Township 26 North, Range 3 West of the Third Principal Meridian, described as beginning at a pipe marking the Northeast corner of Lot 53 of a subdivision of parts of Lots 28 and 33 in the Northwest Quarter of Northwest Quarter of Section 23 and Northeast Quarter of Northeast Quarter of Section 22, Township 26 North, Range 3 West of the Third Principal Meridian, being on the West line of the township road a distance of 195.83 feet North of the North line of U. S. Highway No. 24 to be known as the point of beginning: thence North along the West line of said township road, a distance of 90 feet to a pipe; thence North 85° 10’ West and parallel with the North line of said Lot 53, a distance of 100 feet to a pipe: thence South and parallel with the West line of said township road, a distance of 30 feet to a pipe marking the Northwest corner of said Lot 53; thence South 85° 10’ East along the North line of said Lot 53, a distance of 100 feet to the place of beginning.

Also Lots 100 and 101, except 10 feet of even width off the West side of said lot in Highway Village, a Subdivision of part of the Northwest Quarter of the Southwest Quarter of Section 35, and part of the West Half of the Southeast Quarter of Section 35, Township 26 North, Range 4 West of the Third Principal Meridian.

Also Lots 4, 5 and 6 in Block 2 in Crawfords Addition to the City of East Peoria.

Also North 150 feet of the West 150 feet of the Northwest Quarter of the Northwest Quarter Section 16, Township 25 North, Range 4 West of the Third Principal Meridian.

Also part of the Southeast Quarter of the Southeast Quarter of Section 16, Township 26 North, Range 3 West of the Third Principal Meridian, described as beginning at a point of intersection marked by a pipe, of the West line of the Southeast Quarter of the Southeast Quarter of said Section 16 and the existing Northerly right-of-way line of U. S. Route 24, said point being 30 feet North of the center line of said Route 24; thence North along the West line of the Southeast Quarter of the Southeast Quarter of said Section 16, a distance of 208.71 feet to a pipe; thence East and parallel with the center line of said Route 24 a distance of 208.71 feet, thence South and parallel with the West line of the Southeast Quarter of the Southeast Quarter of said Section 16, a distance of 208.71 feet to a pipe on the existing Northerly right-of-way line of said Route 24, said pipe being 30 feet North of the center line of said Route 24, thence West along the existing Northerly right-of-way line of said Route 24 and 30 feet distant from the center line of said Route 24 a distance of 208.71 feet to the place of beginning.

Also beginning at a point of intersection of the Northerly line of Lincoln Road extended and the Northerly line of said Block 18 extended: thence South 39° 06’ 30” West along the said Northerly line of Lincoln Road a distance of 305.85 feet to a pipe marking the point of beginning of the property to be described; thence continuing South 39° 06’ 30” West along the Northerly line of Lincoln Road a distance of 76.07 feet to a pipe; thence North 48° 23’ 30” West a distance of 150 feet to a pipe; thence North 39° 06’ 30” East a distance of 100 feet to a pipe; thence South 48° 23’ 30” East a distance of 126.07 feet to a pipe; thence along the arc of a curve to the right having a radius of 25 feet, a distance of 38.18 feet to a point of beginning. A part of Block 18 of parcel 3, Marquette Heights, in the Southwest Quarter of Section 18, Township 25 North, Range 4 West of the Third Principal Meridian.

Also part of the East Half of the Northwest Quarter of Section 35 lying North of the North right-of-way line of the Nickle Plate Railroad. Also the Westerly 50 feet of the East Half of the Southwest Quarter of Section 26 lying South of the Southerly right-of-way line of State Highway Route No. 8 (now known as U. S. Route No. 24) as now existing, all being in Township 26 North, Range 4 West of the Third Principal Meridian.

Also 20 feet off the rear or West end of Lot 16 in Block 1 in Pekin Gardens, an addition to the City of Pekin.

Also Lot 4 of Sublot E in the East Half of the Southwest Quarter of Section 17, Township 25 North, Range 3 West of the Third Principal Meridian, as shown by plat recorded in Plat Book R, Page 151 in Recorder’s Office.

Also part of Lot “A” of a Resubdivision of a part of Division C, E and F of Lot 19 in the Village of Morton, a part of the East Half of the Northeast Quarter of Section 20, Township 25 North, Range 3 West of the Third Principal Meridian which lies Northeasterly of the center line of the spur track of the Pennsylvania Railroad as the same now crosses said Lot “A”.

Also part of the Southwest Quarter of Section 28, Township 26 North, Range 4 West of the Third Principal Meridian, described as beginning at the Northwest corner of said Southwest Quarter of Section 28, said Northwest corner being the point of beginning, running thence Southerly along the West line of said Southwest Quarter of Section 28 bearing South 0° 2’ East a distance of 1188 feet; thence Easterly parallel with the North line of said Southwest Quarter of Section 28 bearing North 89° 58’ East a distance of 243.1 feet; thence Northeasterly bearing North 10° 58’ East a distance of 1210.2 feet, more or less, to a point in the North line of said Southwest Quarter of Section 28, said point being 474 feet Easterly of said Northwest corner of the Southwest Quarter of Section 28, thence Westerly along said North line bearing South 89° 58’ West a distance of 474 feet to the point of beginning.

Also part of the Fractional Northwest Quarter of Section 28, Township 26 North, Range 4 West of the Third Principal Meridian, described as beginning at the Southwest corner of said Fractional Northwest Quarter of Section 28, said Southwest corner being the Point of Beginning, running thence Easterly along the South line of said Fractional Northwest Quarter of Section 28 bearing North 89° 58’ East a distance of 474 feet; thence Northeasterly bearing North 10° 58’ East to the Northerly line of said Fractional Northwest Quarter of Section 28, said Northerly line being also the thread of the stream of the Illinois River; thence Westerly along said Northerly line and thread of the stream of the Illinois River to the West line of said Fractional Northwest Quarter of Section 28; thence Southerly along said West line bearing South 0° 2’ East to the point of beginning.

Also Lot 10 in Block 22 in the Original Town, now City of Pekin.

Also the West 20 feet of even width off of Lot 1 in Briggs’ Heights, being a Subdivision of a part of the Southeast Quarter of Section 1, Township 24 North, Range 5 West of the Third Principal Meridian, lying and being in the City of Pekin as shown in Plat Book “K”, Page 93.

Also a parcel of land lying in North Half, Section 30, Township 23 North, Range 2 West of Third Principal Meridian, described as beginning at a point 84.1 feet South of, and 12 feet West of the point where the center line of the Illinois Traction, Inc. main line as now located and constructed across Section 30, Township 23 North, Range 2 West of Third Principal Meridian, intersects the North line of said Section 30; thence West and at right angles to the center line of said main line for a distance of 38 feet; thence South for a distance of 164 feet; thence East 38 feet; thence North 164 feet to the point of beginning.

Also part of Lot 10 in Block 1 in J. M. Campbell’s First Addition to the City of Morton, described as beginning at the Northeast corner of said lot; thence Southwesterly 164.5 feet along the Easterly side of said lot; thence Northwesterly 50 feet at right angles to the said Easterly lot line; thence Northeasterly 164.5 feet, parallel with said Easterly lot line to a point in the Northerly line of said lot; thence Southeasterly 50 feet along the Northerly line of said lot to the place of beginning.

Also part of the Northeast Quarter of Southwest Quarter of Section 2, Township 25 North, Range 4 West of the Third Principal Meridian, described as beginning at a point in the Southerly right-of-way line of the Illinois Traction, Inc. where the same intersects the East line of said Southwest Quarter, measure thence Northwesterly along said Southerly right-of-way line 573.1 feet to the point of beginning of tract to be described; thence Southwesterly at right angles to said Southerly right-of-way line 10 feet; thence Northwesterly parallel to said Southerly right-of-way line 100 feet; thence Northeasterly at right angles to the last described line 35 feet; thence Southeasterly parallel to said Southerly right-of-way line 100 feet; thence Southwesterly at right angles 25 feet to the point of beginning.

I.    REAL ESTATE IN WOODFORD COUNTY

Also South Half of Lot 1, in Block 6 in the Original Town, now City of Eureka.

Also Lots 7 and 8 in Block 62 in the Original Town, now Village of Metamora, excepting the right-of-way of the Gulf, Mobile and Ohio Railroad Company, as the same now crosses said lots.

Also Lot 3 of Block 31 of the Original Town, now Village of Roanoke.

Also part of the Southwest Quarter of Section 15, Township 27 North, Range 1 West of the Third Principal Meridian, described as beginning at a pipe 47.20 feet North and 17.0 feet East of a valve stem marking the Southwest corner of said Section 15, said place being the point of intersection of the North line of State Bond Issue Route No. 116 and the East line of the public road bearing North; thence North along the East line of said public road 17 feet East of and parallel to the West line of said Southwest Quarter of Section 15, a distance of 120 feet to a pipe; thence South 89° 15’ East a distance of 40 feet to a pipe; thence South and parallel to the West line of said Southwest Quarter of Section 15, a distance of 120 feet to a pipe on the present North line of said State Bond Issue Route No. 116; thence North 89° 15’ West along the present North line of said State Bond Issue Route No. 116 a distance of 40 feet to the place of beginning.

Also part of Lot 3 of J. S. Thompson’s “Spring Hill Park Addition” to the Village, now City of Eureka, located in part of Southwest Quarter of Section 6 and part of Northwest Quarter Section 7, Township 26 North, Range 1 West of Third Principal Meridian, described as beginning at a pipe 12.34 feet South and 40 feet East of the Southwest corner of said Section 6, said point being the Northwest corner of said Lot 3 and also marking the intersection of the East right-of-way line of State Route No. 117 and the South right-of-way line of the public road bearing North 64° 41’ East through the Southwest Quarter of said Section 6; thence North 64° 41’ East along the Northerly line of said Lot 3, being coincident with the Southerly line of said public road, a distance of 264.45 feet to a pipe marking the place of beginning; thence continuing North 64° 41’ East along the Southerly line of said public road, a distance of 30 feet to a pipe; thence South 25° 19’ East, a distance of 120 feet to a pipe; thence South 64° 41’ West, a distance of 30 feet to a pipe; thence North 25° 19’ West, a distance of 120 feet to the place of beginning.

Also a tract of land described as beginning at a point 165 feet South of the Northwest corner of the East Half of the Southwest Quarter of Section 1, Township 28 North, Range 2 West of the Third Principal Meridian, running thence South 150 feet; thence East 100 feet; thence North 150 feet; thence West 100 feet to the place of beginning.

And all other property, real, personal and mixed, tangible and intangible of the character described in the granting clauses of the aforesaid Indenture of Mortgage and Deed of Trust dated as of April 1st, 1933 or in any indenture supplemental thereto acquired by the Company on or after the date of the execution and delivery of said Indenture of Mortgage and Deed of Trust (except any in said Indenture of Mortgage and Deed of Trust or in any indenture supplemental thereto expressly excepted) now owned or hereafter acquired by the Company and wheresoever situated.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article XI of the Indenture), the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture, for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be created for the benefit of any particular series).

PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid, the principal of and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, for the benefit of those who shall hold said bonds and interest coupons, or any of them, as follows:

SECTION 1. The bonds of the Fifth Series shall mature on July 1, 1987, shall bear interest at the rate of 45/8% per annum, payable semiannually on January 1 and July 1 in each year, and shall be designated as the Company’s “First Mortgage Bonds, 45/8% Series due 1987”. Both principal of and interest on the bonds shall be payable in lawful money of the United States of America at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y.

Definitive bonds of the Fifth Series may be issued, originally or otherwise, either as coupon bonds or as registered bonds without coupons; and they and the interest coupons to be attached to the coupon bonds shall be substantially in the forms hereinbefore recited, respectively. Coupon bonds of the Fifth Series shall be issued in the denomination of $1,000 each, and shall be dated July 1, 1957, irrespective of the date of the actual execution and issue thereof. Registered bonds of the Fifth Series may be issued in any one or more denominations of $1,000 and authorized multiples of $1,000.

The holder of any coupon bond of the Fifth Series may have the ownership thereof registered as to principal at the office or agency of the Company in the Borough of Manhattan, The City of New York, N. Y., and such registration noted on such bond. After such registration, no transfer of said bond shall be valid unless made at said office or agency by the registered owner in person or by his duly authorized attorney and similarly noted on such bond; but the same may be discharged from registration by being in like manner transferred to bearer and thereupon transferability by delivery shall be restored; but such bond may again from time to time be registered or transferred to bearer in accordance with the above procedure. Such registration, however, shall not affect the negotiability of the coupons appertaining to such bonds, but every such coupon shall continue to be transferable by delivery merely and shall remain payable to bearer.

Bonds of the Fifth Series shall be redeemable at the option of the Company, as a whole or in part at any time prior to maturity, in the manner provided in Article X of the Indenture, upon notice published at least once in each of four successive calendar weeks, upon any day in each such week, the first publication to be at least thirty days and not more than forty-five days prior to the date of redemption, in one newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the Borough of Manhattan, The City of New York, N. Y., at the principal amounts of the bonds so to be redeemed and accrued interest to the date of redemption, together, if redeemed otherwise than with cash deposited under the maintenance provisions of the Indenture and otherwise than by the use of proceeds of property released pursuant to the provisions of Section 68 of the Indenture, with a premium equal to a percentage of the principal amount thereof determined as set forth in the tabulation below under the heading “Regular Redemption Premium”, and, if redeemed with cash deposited under the maintenance provisions of the Indenture or by the use of proceeds of property released pursuant to the provisions of Section 68 of the Indenture, with a premium equal to a percentage of the principal amount thereof, determined as set forth in the tabulation below under the heading “Special Redemption Premium”; provided, however, that if prior to July 1, 1962 any of the bonds of the Fifth Series are redeemed, directly or indirectly, from the proceeds of or in anticipation of any refunding operation involving the incurring of debt which has an interest rate or cost to the Company, computed in accordance with generally accepted financial practice, of less than the interest rate borne by such bonds, the Regular Redemption Premium payable upon the redemption of such bonds shall be increased by an amount equal to 2.70% of the principal amount thereof:

	Regular	Special
	Redemption	Redemption
	Premium	Premium
	(If redeemed prior to July 1 of the
	calendar year stated and subsequent
	to the last day of June of the calendar
Year	year next preceding such year)
1958	5.80%	.80%
1959	5.60%	.80%
1960	5.40%	.80%
1961	5.20%	.80%
1962	5.00%	.80%
1963	4.80%	.80%
1964	4.60%	.80%
1965	4.40%	.78%
1966	4.20%	.76%
1967	4.00%	.74%
1968	3.80%	.72%
1969	3.60%	.70%
1970	3.40%	.68%
1971	3.20%	.65%
1972	3.00%	.62%
1973	2.80%	.60%
1974	2.60%	.57%
1975	2.40%	.54%
1976	2.20%	.51%
1977	2.00%	.48%
1978	1.80%	.44%
1979	1.60%	.41%
1980	1.40%	.37%
1981	1.20%	.33%
1982	1.00%	.29%
1983	.80%	.25%
1984	.60%	.20%
1985	.40%	.16%
1986	.20%	.11%

and without premium in either case if redeemed on or after July 1, 1986.

In determining which redemption premium is payable, the term “maintenance provisions of the Indenture” shall mean the provisions of Section 43 of the Indenture; and the term “proceeds of property released pursuant to the provisions of Section 68 of the Indenture” shall mean the proceeds of any of the mortgaged and pledged property taken by exercise of the power of eminent domain or purchased by any governmental body or agency in the exercise of any right which it may have to purchase any part of the mortgaged and pledged property and which shall have been paid over to the Trustee pursuant to the provisions of Section 68 of the Indenture, including any cash received by the Trustee on account of the principal of any obligations secured by purchase money mortgage upon any property so taken or purchased.

SECTION 2. The second sentence of Section 16 of the Indenture, as heretofore amended, shall be and is hereby amended to read as follows:

“The corporate seal upon any such bond, and (in the case of bonds of any series established subsequent to December 31, 1956) the signature of any such President, Vice-President, Secretary or Assistant Secretary, may be fac-simile.”

SECTION 3. As supplemented and amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and this Supplemental Indenture and all the terms and conditions herein contained shall be deemed a part thereof.

SECTION 4. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture, other than as set forth in the Indenture as heretofore amended and supplemented. The Trustee shall not be responsible for the recitals herein or in the bonds (other than in the authentication certificate of the Trustee), all of which are made by the Company solely.

SECTION 5. This Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, CENTRAL ILLINOIS LIGHT COMPANY, party of the first part hereto, and BANKERS TRUST COMPANY, party of the second part hereto, have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Secretaries or one of their Assistant Secretaries, all as of the day and year first above written.

CENTRAL ILLINOIS LIGHT COMPANY,
(SEAL)
By E. D. EDWARDS
Attest:	President.

H. A. BLAIR
Secretary.

Signed, sealed and acknowledged on behalf of CENTRAL ILLINOIS LIGHT COMPANY in the presence of:

GEO. HENRY

C. J. WIEBOLDT

BANKERS TRUST COMPANY,
(SEAL)
By W. A. MORGAN, JR.
Attest:	Vice President.

WALTER L. JONES
Assistant Secretary.

Signed, sealed and acknowledged on behalf of BANKERS TRUST COMPANY in the presence of:

C. D. BLAKELY

WM. BREWSTER
STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

On this 16th day of July, 1957, before me personally came E. D. EDWARDS, to me known, who being by me duly sworn, did depose and say that he resides at Galena Road, Peoria, Illinois; that he is the President of CENTRAL ILLINOIS LIGHT COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

WYMAN S. BARRON

WYMAN S. BARRON
Notary Public, State of New York
No. 41-0173900 Queens County
Cert. Filed in New York County
Term expires March 30, 1959

(SEAL)

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

I, WYMAN S. BARRON, do hereby certify that E. D. EDWARDS and H. A. BLAIR, personally known to me to be the same persons whose names are, respectively, as President and Secretary of Central Illinois Light Company, a corporation of the State of Illinois, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they, being thereunto duly authorized, signed, sealed with the corporate seal and delivered the said instrument as the free and voluntary act of said corporation and as their own free and voluntary act for the uses and purposes therein set forth.

Dated, July 16, 1957.

WYMAN S. BARRON

WYMAN S. BARRON
Notary Public, State of New York
No. 41-0173900 Queens County
Cert. Filed in New York County
Term expires March 30, 1959
(SEAL)

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

On this 16th day of July, 1957, before me personally came W. A. MORGAN, JR., to me known, who, being by me duly sworn, did depose and say that he resides at Sunset Lane, Rye, N. Y.; that he is a Vice President of BANKERS TRUST COMPANY, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.

WILLIAM M. MCLAUGHLIN

WILLIAM M. MCLAUGHLIN
Notary Public, State of New York
No. 24-7858550
Qualified in Kings County
Cert. filed in New York County
Commission Expires March 30, 1958

(SEAL)

STATE OF NEW YORK	ss.:
COUNTY OF NEW YORK

I, WILLIAM M. MCLAUGHLIN, do hereby certify that W. A. MORGAN, JR. and WALTER L. JONES, personally known to me to be the same persons whose names are, respectively, as Vice President and Assistant Secretary of Bankers Trust Company, a corporation of the State of New York, subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they, being thereunto duly authorized, signed, sealed with the corporate seal and delivered the said instrument as the free and voluntary act of said corporation and as their own free and voluntary act for the uses and purposes therein set forth.

Dated, July 16, 1957.

WILLIAM M. MCLAUGHLIN

WILLIAM M. MCLAUGHLIN
Notary Public, State of New York
No. 24-7858550
Qualified in Kings County
Cert. filed in New York County
Commission Expires March 30, 1958

(SEAL)

RECORDATION DATA

		Recorded
			Page
County	Date Filed	Book	Number
Bureau	July 23, 1957	354	591
Fulton	July 30, 1957	674	546
Knox	July 30, 1957	498	1
Logan	Aug. 2, 1957	127A	347
Marshall	July 24, 1957	196	414
Mason	July 25, 1957	99	209
Menard	July 25, 1957	59	304
Peoria	July 23, 1957	1091	661
Putnam	July 24, 1957	104	341
Sangamon	July 25, 1957	776	241
Stark	July 23, 1957	C	418
Tazewell	July 24, 1957	565	569
Woodford	July 24, 1957	95	333